Filed with the Securities and Exchange Commission on April 3, 2025
REGISTRATION NO. 333-192701
INVESTMENT COMPANY ACT NO. 811-07325

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 18
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 219

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor’s principal executive offices)

CT CORPORATION SYSTEM
3800 NORTH CENTRAL AVENUE, SUITE 460
PHOENIX, ARIZONA 85012
(602) 248-1145
(Name, address and telephone number of agent for service)

COPIES TO:
ELIZABETH L. GIOIA
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624

Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2025 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)
PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)

Flexible Premium Deferred Annuities
This prospectus describes two different flexible premium deferred variable annuity classes offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, “the Company” or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. The Market Value Adjusted Fixed Allocation Investment Options available with this Annuity are described in a separate prospectus, Market Value Adjusted Fixed Allocation Investment Option Under Certain Variable Annuity Contracts, which can be found online at www.prudential.com/regdocs/PLAZ-MVA1-S3.
Please read this prospectus and retain it for future reference.
The Annuity or its Investment Options and/or features may not be available in all states.
Each of the B Series and C Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an “Annuity”, and to the annuity contracts collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”).
If you are a new investor in the Annuity, you may cancel your Annuity within 10 days of receiving it (or such other period as may be required by applicable law) without paying fees or penalties. Subject to applicable law, upon cancellation you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply. See the “Right to Cancel” section for more information.
In compliance with U.S. law, we deliver this prospectus to Annuity Owners that currently reside outside of the United States. However, we may not market or offer benefits, features or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM/ANNUITIES

Prospectus Dated: May 1, 2025	Statement of Additional Information Dated: May 1, 2025
PPIVAPROS

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts and the DCA Market Value Adjustment Option on any Valuation Day. The Account Value is determined separately for each Sub-account and for each DCA Market Value Adjustment Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Market Value Adjustment Option will be calculated using a Market Value Adjustment factor, if applicable.
Account Value Based Insurance Charge: A charge that is assessed daily, based on an annualized rate for as long as you own the Annuity.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Adjusted Purchase Payment: Purchase Payments we receive less any fees, charges or Tax Charges we deduct prior to allocation to the Sub-account(s) you select.
Annuitant: The natural person upon whose life annuity payments are based.
Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the Payout Period. As discussed in the annuity options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the e-signature date. In the absence of an e-signature, the Application Sign Date would default to the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date. Please speak to your Financial Professional regarding exceptions that may apply.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a Non-qualified Beneficiary Annuity.
Free Withdrawal Amount: The Free Withdrawal Amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn. The CDSC only applies to the B Series.
Custodial Account: A trust or Custodial Account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Dollar Cost Averaging (“DCA”) Market Value Adjustment Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA Market Value Adjustment Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA Market Value Adjustment Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Market Value Adjustment Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Period: The period of time during which we credit a fixed rate of interest to a DCA Market Value Adjustment Option.
Investment Option: A Sub-account or DCA Market Value Adjustment Option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Market Value Adjustment: A positive or negative adjustment used to determine the Account Value in an DCA Market Value Adjustment Option. Please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Owner: The Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity.
Payout Period: The period starting on the Annuity Date and during which annuity payments are made.
Portfolio: An underlying mutual fund in which a Sub-account of the Separate Account invests.
Premium Based Insurance Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value for as long as you own the Annuity.
Purchase Payment: A cash consideration (a “premium”) in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.
Required Minimum Distribution: The annual distribution that must be taken from an IRA, other than a Roth IRA, or a qualified plan during the life of the Owner. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance).
Return of Purchase Payments Death Benefit: An optional benefit that, for an additional charge, replaces the basic death benefit provided by the Annuity.
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” in this prospectus for the Service Center address.
Sub-account: A division of the Separate Account.
Surrender Value: Your Surrender Value is equal to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable CDSC, any applicable tax charges, any applicable optional death benefit charge (if a full surrender occurs on a Quarterly Annuity Anniversary) and any Annual Maintenance Fee.
Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any Market Value Adjustment.
Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals
For B Series: If you withdraw money from the Annuity within 7 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 7% of the premium payment, and a surrender charge may be assessed up to 7 years after the last premium payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For C Series: None
For more information on early withdrawal charges, please refer to the “Charges” section of this prospectus.

Transaction Charges
In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the “Charges” section of this prospectus.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract[1]
	B Series	0.950%	1.136%
	C Series	1.350%	1.386%
	Investment options (Portfolio fees and expenses)	0.29%	1.47%
	Optional benefits available for an additional charge:	Premium Based: 0.15%	Premium Based: 0.17%
	B Series and C Series	plus	plus
	(for a single optional benefit, if elected)	Account Value Based: 0.15%	Account Value Based: 0.18%
* Charge based on average daily net assets allocated to the Sub-accounts.
[1]Charge based on average daily net assets allocated to the Sub-accounts plus an amount attributable to the Premium Based Charge. For more information on the Premium Based Charge, please refer to the “Charges” section of this prospectus.

Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost B Series - $1,258 C Series - $1,661	Highest Annual Cost B Series - $2,962 C Series -$3,212
Assumes:
  Investment of $100,000
  5% annual appreciation
  Least expensive Portfolio fees and expenses
  No optional benefits
  No sales charges or advisory fees
  No subsequent Purchase Payments, transfers or withdrawals

Assumes:
  Investment of $100,000
  5% annual appreciation
  Most expensive combination of optional benefits and Portfolio fees and expenses
  No sales charges or advisory fees
  No subsequent Purchase Payments, transfers or withdrawals

	For more information on transaction charges, please refer to the “Fee Table” section of this prospectus.

Risks
Risk of Loss	You can lose money by investing in the Annuity. For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.
Not a Short-Term Investment
The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Risks Associated with Investment Options
An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Annuity, including the fixed allocations, each of which has its own unique risks. You should review the Investment Options before making an investment decision. The fixed allocations may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risk associated with Investment Options, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Insurance Company Risks
An investment in the Annuity is subject to the risks related to Pruco Life. Any obligations (including under any fixed allocation), guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life is available upon request. Such requests can be made toll free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Restrictions
Investments
You may make twenty (20) free transfers between Investment Options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of Investment Options may be limited.
Pruco Life reserves the right to remove or substitute Portfolios as Investment Options.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the “Charges” section, “Appendix A,” and the “Restrictions on Transfers Between Investment Options” section and the “Financial Professional Permission to Forward Transaction Instructions” section of this prospectus.

Optional Benefits
You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase an optional benefit, we will deduct an additional charge on a quarterly basis from your Account Value allocated to the Sub-accounts. The charge for the optional benefit is deducted in addition to the Insurance Charge due to the increased insurance risk associated with the optional benefit. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the “Benefits Available Under the Contract” section of this prospectus.

Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of this prospectus.

Conflicts of Interest
Investment Professional Compensation
Broker/dealers may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, revenue sharing, and other compensation programs based on your investments in the Annuity.
For more information on investment professional compensation, please refer to the “Who Distributes the Annuities?” section of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on exchanges, please refer to the “Who Distributes the Annuities?” section of this prospectus.

OVERVIEW OF THE CONTRACT

Prudential Premier Investment Variable Annuity (“B Series”)
Prudential Premier Investment Variable Annuity (“C Series”)
Each Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. Each Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors “defer” receiving annuity payments until after an Accumulation Period. These Annuities may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
Each Annuity offers a basic Death Benefit that returns your Account Value if you die. It also offers an optional Death Benefit that provides enhanced levels of protection for your Beneficiary(ies) for an additional charge. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “Non-qualified” investments. The Annuity allows you to invest your money in several variable Investment Options as well as in one or more fixed Investment Options, including the Market Value Adjustment Options, which offer a fixed rate of interest for a specified Guarantee Period during the Accumulation Period.
Each Annuity features two distinct phases—the Accumulation Period and the Payout Period. During the Accumulation Period your Account Value is allocated to one or more Investment Options. The variable Investment Options, each a Sub-account of the Separate Account, invest in an underlying Portfolio.
During the Payout Period (after Annuitization), you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments or (2) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply. We reserve the right to make available other annuity options. See the “Annuity Period” section of this prospectus
You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply.
Transfers between Investment Options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. More information about these fees and charges appears later in this prospectus.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between Investment Options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the “Charges” section.

Transaction Expenses	Current	Maximum
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of each Purchase Payment)[1] B Series C Series	7% None	7% None
Transfer Fee[2]	$10.00	$10.00
1.	The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.
2.	Currently, we deduct the fee after the 20th transfer each Annuity Year. Transfers in connection with a rebalancing or Dollar Cost Averaging program do not count toward the 20 free transfers in an Annuity Year.
The following Contingent Deferred Sales Charge percentages apply based on the year of the surrender or withdrawal:

	Less than 1 Year	1 Year or more but less than 2 Years	2 Years or more but less than 3 Years	3 Years or more but less than 4 Years	4 Years or more but less than 5 Years	5 Years or more but less than 6 Years	6 Years or more but less than 7 Years	7 Years or more
B Series (signed before 8/8/2016)	7.0%	7.0%	6.0%	6.0%	5.0%	4.0%	3.0%	0.0%
B Series (signed on or after 8/8/2016)	7.0%	7.0%	6.0%	6.0%	5.0%	0.0%	0.0%	0.0%
C Series	There is no CDSC for this Annuity
The next table describes the current and maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses	Current	Maximum
Administrative Expenses[1] (assessed annually as a percentage of Unadjusted Account Value)	Lesser of $50 or 2%	Lesser of $50 or 2%
Premium Based Insurance Charge - for contracts issued on or after September 16, 2019[2] (assessed quarterly on the Charge Basis, as described in “Charges”) B Series C Series	0.47% 0.67%	0.47% 0.67%
Account Value Based Insurance Charge - for contracts issued on or after September 16, 2019 (assessed daily as a percentage of the net assets of the Sub-accounts) B Series C Series	0.48% 0.68%	0.48% 0.68%

Premium Based Insurance Charge - for contracts issued before September 16, 2019[2] (assessed quarterly on the Charge Basis, as described in “Charges”) B Series C Series	0.55% 0.67%	0.55% 0.67%
Account Value Based Insurance Charge - for contracts issued before September 16, 2019 (assessed daily as a percentage of the net assets of the Sub-accounts) B Series C Series	0.55% 0.68%	0.55% 0.68%
Your Optional Benefit Fees and Charges
Return of Purchase Payments Death Benefit Charge[3]
For contracts issued on or after August 24, 2015	Premium Based: 0.17% Plus Account Value Based: 0.18%	Premium Based: 0.17% Plus Account Value Based: 0.18%
For contracts issued prior to August 24, 2015	Premium Based: 0.15% Plus Account Value Based: 0.15%	Premium Based: 0.15% Plus Account Value Based: 0.15%
1.	The Administrative Expense is referred to as “Annual Maintenance Fee” elsewhere in this Prospectus. The Administrative Expense is only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.
2.	The Premium Based Insurance Charge, shown as an annualized rate, is deducted on a quarterly basis at a rate of 0.1175% for the B Series for contracts issued on or after September 16, 2019 and is deducted on a quarterly basis at a rate of 0.1375% for the B Series for contracts issued before September 16, 2019. The Premium Based Insurance Charge is deducted on a quarterly basis at a rate of 0.1675% for the C Series.
3.	For contracts issued on or after August 24, 2015 the Return of Purchase Payments Death Benefit charge is comprised of a 0.18% charge assessed daily as a percentage of the net assets of the Sub-accounts (Account Value Based Charge) plus a 0.17% Premium Based Charge assessed quarterly at 0.0425% and deducted on a proportional basis from the Sub-accounts in which you maintain Account Value on the date the charge is due. For contracts issued prior to August 24, 2015, the charge is comprised of a 0.15% charge assessed daily as a percentage of the net assets of the Sub-accounts (Account Value Based Charge) plus a 0.15% Premium Based Charge assessed quarterly at 0.0375% and deducted on a proportional basis from the Sub-accounts in which you maintain Account Value on the date the charge is due.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.29%	1.47%
EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities.
The Example assumes you invest $100,000 in the Annuity for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge, which includes the Return of Purchase Payments Death Benefit Charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

For contracts issued before August 24, 2015, Expense Examples are provided as follows:

C SERIES - ISSUED BEFORE 8/24/2015
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$3,162	$9,611	$16,235	$33,623	$1,964	$5,996	$10,177	$21,355
If you annuitize your annuity at the end of the applicable time period:	$3,162	$9,611	$16,235	$33,623	$1,964	$5,996	$10,177	$21,355
If you do not surrender your annuity at the end of the applicable time period:	$3,162	$9,611	$16,235	$33,623	$1,964	$5,996	$10,177	$21,355

B SERIES - ISSUED BEFORE 8/24/2015
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$9,912	$14,871	$20,019	$31,291	$8,712	$11,235	$13,902	$18,770
If you annuitize your annuity at the end of the applicable time period:	$2,912	$8,871	$15,019	$31,291	$1,712	$5,235	$8,902	$18,770
If you do not surrender your annuity at the end of the applicable time period:	$2,912	$8,871	$15,019	$31,291	$1,712	$5,235	$8,902	$18,770
For contracts issued on or after August 24, 2015 and applications signed before August 8, 2016, Expense Examples are provided as follows:

C SERIES - ISSUED >= 8/24/2015
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$3,212	$9,759	$16,478	$34,089	$2,014	$6,149	$10,433	$21,874
If you annuitize your annuity at the end of the applicable time period:	$3,212	$9,759	$16,478	$34,089	$2,014	$6,149	$10,433	$21,874
If you do not surrender your annuity at the end of the applicable time period:	$3,212	$9,759	$16,478	$34,089	$2,014	$6,149	$10,433	$21,874

B SERIES - ISSUED >= 8/24/2015
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$9,962	$15,019	$20,264	$31,764	$8,762	$11,388	$14,159	$19,297
If you annuitize your annuity at the end of the applicable time period:	$2,962	$9,019	$15,264	$31,764	$1,762	$5,388	$9,159	$19,297
If you do not surrender your annuity at the end of the applicable time period:	$2,962	$9,019	$15,264	$31,764	$1,762	$5,388	$9,159	$19,297
For Applications signed on or after August 8, 2016, Expense Examples are provided as follows:

C SERIES - ISSUED >= 8/8/2016
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$3,212	$9,759	$16,478	$34,089	$2,014	$6,149	$10,433	$21,874
If you annuitize your annuity at the end of the applicable time period:	$3,212	$9,759	$16,478	$34,089	$2,014	$6,149	$10,433	$21,874
If you do not surrender your annuity at the end of the applicable time period:	$3,212	$9,759	$16,478	$34,089	$2,014	$6,149	$10,433	$21,874
For Applications signed on or after August 8, 2016, but for contracts issued before July 15, 2019, Expense Examples are provided as follows:

B SERIES - ISSUED >= 8/8/2016
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$9,962	$15,019	$20,264	$31,764	$8,762	$11,388	$14,159	$19,297
If you annuitize your annuity at the end of the applicable time period:	$2,962	$9,019	$15,264	$31,764	$1,762	$5,388	$9,159	$19,297
If you do not surrender your annuity at the end of the applicable time period:	$2,962	$9,019	$15,264	$31,764	$1,762	$5,388	$9,159	$19,297

For contracts issued on or after July 15, 2019, Expense Examples are provided as follows:

B SERIES - REPRICE
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$9,812	$14,575	$19,534	$30,362	$8,611	$10,933	$13,395	$17,749
If you annuitize your annuity at the end of the applicable time period:	$2,812	$8,575	$14,534	$30,362	$1,611	$4,933	$8,395	$17,749
If you do not surrender your annuity at the end of the applicable time period:	$2,812	$8,575	$14,534	$30,362	$1,611	$4,933	$8,395	$17,749

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-accounts, which invest in Portfolios. If the Sub-accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under the Annuity, including amounts allocated to the fixed allocations. You should look to the financial strength of Pruco Life for its claims-paying ability. Pruco Life is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life and our ability to conduct business and process transactions. Although Pruco Life has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the Accumulation Period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefits. In addition, we may assess a Market Value Adjustment for withdrawals from a fixed allocation.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Effect of Withdrawals on Optional Benefits. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis.
Death Benefit Risk. While each Annuity provides a Death Benefit, the amount of that benefit is subject to investment gains and losses and is reduced for any withdrawals you take.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

WHO IS PRUCO LIFE?
Pruco Life Insurance Company (“Pruco Life”) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2024, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY, 11717
Docufree Corporation	Records management and administration of annuity contracts Mail receipt / Imaging, check deposits, pricing, ahoc mailings.	10 Ed Preate Drive, Moosic PA, 18507
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY, 10022
Guidehouse	Claim related services	1676 International Drive Suite 800, McLean, VA, 22102
National Financial Services	Clearing and settlement services for Distributors and Carriers.	900 Salem St, Smithfield, RI, 02917
Open Text, Inc	Fax Services	2440 Sand Hill Rd. Suite 302, Menlo Park, CA, 94025
PERSHING LLC	Clearing and settlement services for Distributors and Carriers.	One Pershing Plaza, Jersey City, NJ, 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	570 Washington Boulevard, Jersey City, NJ, 07310
Thomson Reuters	Tax reporting services	3 Times Square, New York, NY, 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	135 Will Drive, Canton, MA, 02021
WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated

in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the Separate Account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the variable annuity contracts and variable life insurance policies are managed by the same advisor or subadvisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

●	changes in state insurance law;

●	changes in federal income tax law;

●	changes in the investment management of any variable investment option; or

●	differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

Fees and Payments Received by Us
As detailed below, we and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisors and subadvisors. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us.
We may receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We may also receive administrative services payments from the Portfolios or the advisors of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an advisor or subadvisor of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, subadvisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor’s, subadvisor’s or distributor’s participation. These payments or reimbursements may not be offered by all advisors, subadvisors, or distributors and the amounts of such payments may vary between and among each advisor, subadvisor, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2024, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular advisor, subadvisor or distributor ranged from $172.15 to $275,000. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable Investment Option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment advisor and any subadvisor, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at www.prudential.com/regdocs/PLAZ-PPI-STAT. You can also request this information at no cost by calling 1-888-PRU-2888.

CHARGES

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Total Insurance Charge (as described in the “Total Insurance Charge” subsection of this section) if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Total Insurance Charge. To the extent we make a profit on the Total Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”) (FOR B SERIES ONLY): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series are shown under “Fee Table” section in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available Free Withdrawal Amount is taken out first (see “Free Withdrawal Amounts”). If the Free Withdrawal Amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal” amount, is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Surrenders and Withdrawals”.
Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no subsequent Purchase Payments for the life of your Annuity.
Example 1
Assume the following:

●	four years after the purchase, your Unadjusted Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

●	the Free Withdrawal Amount is $7,500 (10% of $75,000);

●	the CDSC is 5%.

If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the Free Withdrawal Amount. The remaining amount of your withdrawal is subject to the 5% CDSC. The CDSC in this example is 5% of $42,500, or $2,125.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. In a gross withdrawal scenario, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a net withdrawal scenario, you request a withdrawal for the exact dollar amount you want to receive after the deduction for any applicable CDSC as well as any applicable tax withholding. This means that an amount greater than the amount of your requested net withdrawal will be deducted from your Unadjusted Account Value if there is any CDSC and/or tax withholding. To make sure that you receive the net withdrawal amount, we first calculate the corresponding gross withdrawal amount, including the applicable CDSC and/or tax withholding. We then reduce the gross withdrawal by the Free Withdrawal amount before applying the applicable CDSC and/or tax withholding to the remaining amount. As a result, in this example, the total withdrawal amount will be greater for a net withdrawal as compared to a gross withdrawal for the same dollar amount requested.

●
If you request a gross withdrawal of $50,000, and without any consideration to tax withholding, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this example, the CDSC would equal $2,125 (($50,000 – the Free Withdrawal Amount of $7,500 = $42,500) × 0.05 = $2,125). You would receive $47,875 ($50,000 – $2,125). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account Value by the amount of your requested withdrawal. In this example, your Unadjusted Account Value would be $35,000 ($85,000 – $50,000).

●
If you request a net withdrawal of $50,000, and without any consideration to tax withholding, we first determine the gross withdrawal amount that will need to be withdrawn in order to provide the requested payment amount. We do this by first subtracting the Free Withdrawal Amount from the net withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.05) = $44,736.84. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,236.84. Therefore, in order to for you to receive the full $50,000 amount as a net withdrawal, we will deduct a gross withdrawal amount of $52,236.84 from your Unadjusted Account Value, resulting in a remaining Unadjusted Account Value of $32,763.16.

Example 2
Assume the following:

●	during a contract year subsequent the gross withdrawal described above, the Unadjusted Account Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);

●	the Free Withdrawal Amount is still $7,500 because no subsequent Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

●	the CDSC is now 3%.

If you take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the Free Withdrawal Amount. The remaining $2,500 is subject to the 3% CDSC or $75 and you will receive $9,925.
On the day that we process your request for a withdrawal, we calculate a CDSC based on any Purchase Payments not previously withdrawn. If your Account Value has declined in value, or if you had made prior withdrawals that reduced your Account Value, the dollar amount of your requested withdrawal may represent, as a percentage of the Purchase Payments being withdrawn, a dollar amount that is greater than your Account Value. As CDSC is calculated as a percentage of Purchase Payments being withdrawn, withdrawals in certain scenarios will result in a higher dollar charge than if CDSC was calculated as a percentage of your Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted based on the proportion of Account Value in each Sub-account immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct a fee on an annual basis to compensate us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity (the “Annual Maintenance Fee”). The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a proportional basis and then from the DCA Market Value Adjustment Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit.
Tax Charge: Some states, municipalities, and other jurisdictions charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We currently deduct the Tax Charge from the Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of the Account Value. The Tax Charge currently ranges up to 3.5%. We reserve the right to deduct the Tax Charge from Purchase Payments when received or from Surrender Value upon surrender. Your Surrender Value is equal to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable CDSC, any applicable tax charges, any applicable optional death benefit charge (if a full surrender occurs on a Quarterly Annuity Anniversary) and any Annual Maintenance Fee. We may also assess a charge equal to any Company Taxes or other taxes which may be imposed against the Separate Accounts.
Company Taxes: We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charges you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Annuity, including any tax imposed with respect to the operation of the Separate Account or General Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charges you pay under the Annuity. We reserve the right to change these tax practices.
Total Insurance Charge: The Total Insurance Charge is comprised of two component charges – the Account Value Based Insurance Charge and the Premium Based Insurance Charge as described below.

●
Account Value Based Insurance Charge – is charged daily based on the annualized rate shown in the “Fee Table” section in this prospectus.” The charge is assessed daily as a percentage of the net assets of the Sub-accounts.

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Premium Based Insurance Charge – is calculated and charged on each Quarterly Annuity Anniversary and is determined by multiplying the “Charge Basis” (described below) as of the Valuation Day immediately prior to the Quarterly Annuity Anniversary on which the charge is processed by the Premium Based Insurance Charge rate shown in the “Fee Table” section in this prospectus. The charge is deducted on a proportional basis from the Sub-accounts in which you maintain Account Value on the date the charge is due.

The Total Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge covers the mortality and expense risk and administration charges. Furthermore, the charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
For the Premium Based Insurance Charge, the Charge Basis is initially equal to the sum of all Purchase Payments on the Issue Date of the Annuity. The Charge Basis increases by the amount of any additional Purchase Payment. The Charge Basis may be reduced if you make a withdrawal. When we calculate the Charge Basis, we do not deduct any applicable fees, taxes or charges from the Purchase Payment.
The Charge Basis is reduced by the withdrawal amount less any positive growth in the Annuity, where growth is calculated by taking the Account Value immediately prior to the withdrawal and subtracting the Charge Basis. In no case will the growth be less than zero. If the withdrawal amount is less than the growth in the Annuity, then the Charge Basis will not be reduced.
Examples of the Charge Basis

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Example 1: Assume you make an initial Purchase Payment of $75,000. Assume you make an additional Purchase Payment of $25,000 in the second Annuity Year. Your new Charge Basis will be $100,000 ($75,000 + $25,000 = $100,000).

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Example 2: Assume your Charge Basis is $125,000 and your Account Value is $150,000. You decide to take a partial withdrawal of $30,000. We will reduce your Charge Basis by $5,000 (Account Value of $150,000 – Charge Basis of $125,000 = $25,000; then, the partial withdrawal amount of $30,000 – $25,000 = $5,000.00) to equal your new Charge Basis of $120,000.

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Example 3: Assume your Charge Basis is $100,000 and your Account Value is $90,000. You decide to take a partial withdrawal of $25,000. We will reduce your Account Value and Charge Basis by $25,000. In this example, the Account Value is less than the Charge Basis, which means that there has been a decrease in your Account Value due to negative performance of the Investment Options. As a result of the partial withdrawal, your new Charge Basis is $75,000.

A Premium Based Insurance Charge is not deducted: (a) on or after the Annuity Date; (b) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation as described in this prospectus in the “Spousal Continuation” section occurs); or (c) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity). If the Quarterly Annuity Anniversary is not on a Valuation Day, we will deduct the Premium Based Insurance Charge on the next Valuation Day.
We will take the Premium Based Insurance Charge on a proportional basis from each of the Sub-accounts every quarter. If the value of those Sub-accounts is not sufficient to cover the charge, we will take any remaining portion of the charge from the DCA Market Value Adjustment Options. For purposes of deducting the charge from the DCA Market Value Adjustment Options (a) with respect to DCA Market Value Adjustment Options with different amounts of time remaining until maturity, we will take the withdrawal from the DCA Market Value Adjustment Option with the shortest remaining duration, followed by the DCA Market Value Adjustment Option with the next-shortest remaining duration (if needed to pay the charge) and so forth (b) with respect to multiple DCA Market Value Adjustment Options that have the same duration remaining until maturity, we take the charge first from the DCA Market Value Adjustment Option with the shortest overall Guarantee Period and (c) with respect to multiple DCA Market Value Adjustment Options that have the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the charge on a proportional basis from each such DCA Market Value Adjustment Option. In this prospectus, we refer to the preceding hierarchy as the “DCA Market Value Adjustment Option Hierarchy.” We will only deduct that portion of the Premium Based Insurance Charge that does not reduce the Unadjusted Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the “floor”). However, if a Premium Based Insurance Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Unadjusted Account Value to fall below the immediately- referenced Account Value “floor.” The Premium Based Charge is not considered a withdrawal for any purpose, including determination of Free Withdrawals, or CDSC.

Charges for Optional Benefits Available Under the Annuity: For information about the benefits available under the Annuity and their corresponding charges, please refer to the “Benefits Available Under the Contract” table.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and charges can be found in Appendix A to this prospectus and the prospectuses for the Portfolios located at www.prudential.com/regdocs/PLAZ-PPI-STAT.
MARKET VALUE ADJUSTMENT OPTION CHARGE
No specific fees or expenses are deducted when determining the rates we credit to a Market Value Adjustment Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Market Value Adjustment Option. For information about how the amount of a Market Value Adjustment is calculated if you transfer or withdraw Account Value prior to the end of the applicable Guarantee Period, please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option at www.prudential.com/regdocs/PLAZ-MVA1-S3.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC (B Series only) or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the Total Insurance Charge that is deducted as an administration charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

GENERAL DESCRIPTION OF CONTRACTS

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order which will be effective upon receipt at our Service Center. However if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based.
As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Center. Some of the changes we will not accept include, but are not limited to:

●	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

●	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

●	a change in Annuitant prior to the Annuity Date if the Owner is an entity;

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a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of Spousal Continuation;

●	any permissible designation change if the change request is received at our Service Center after the Annuity Date;

●	A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

●	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

In general, and to the extent permitted by state law, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of Non-qualified Annuities only. We assume no responsibility for the validity or tax consequences of any change of ownership.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

●	a company(ies) that issues or manages viatical or structured settlements;

●	an institutional investment company;

●	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

●	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular timeframe.
There are restrictions on designation changes when you have elected certain optional benefits. Please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant and you have elected the Return of Purchase Payments Death Benefit, the change may affect the amount of the Death Benefit. See “The Return of Purchase Payments Death Benefit” later in the prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both Owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouse. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract Owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal advisor for more information.

Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the “Spousal Continuation of Annuity” section of this prospectus. See “Spousal Continuation of Annuity” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another Dollar Cost Averaging program or an asset rebalancing program. The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”; (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer; and (iii) do not count any transfer that solely involves the Sub-account corresponding to the AST Government Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automatic rebalancing; (ii) do not count any transfer that solely involves the AST Government Money Market Sub-account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to affect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there may be Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
TRANSFER AND REBALANCING PROGRAMS
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section. The minimum transfer amount under any program is currently $100, although we will not impose that requirement with respect to the final amount to be transferred under a program.
Dollar Cost Averaging Programs
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts to which you are permitted to allocate. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.
6 or 12 Month Dollar Cost Averaging Program (The “6 or 12 Month DCA Program”)
The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program may not be available in all states or with certain benefits or programs. Additional information about the DCA Market Value Adjustment Options is available in a separate prospectus, which you can obtain by calling us at 1-888-PRU-2888.
Criteria for Participating in the Program

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If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program and Sub-accounts. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a proportional basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

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You may only allocate Purchase Payments to the DCA Market Value Adjustment Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA Market Value Adjustment Options.

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As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Market Value Adjustment Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Market Value Adjustment Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Market Value Adjustment Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA Market Value Adjustment Option on the next scheduled transfer and terminate the program.

●	We impose no fee for your participation in the 6 or 12 Month DCA Program.

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You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Market Value Adjustment Options according to your instructions, subject to any applicable Market Value Adjustment. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Market Value Adjustment Options on a proportional basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.

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We credit interest to amounts held within the DCA Market Value Adjustment Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Market Value Adjustment Option has been transferred out; (b) the date the entire amount in the DCA Market Value Adjustment Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); and (d) the Annuity Date.

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The interest rate earned in a DCA Market Value Adjustment Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA Market Value Adjustment Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

●	Transfers made under this program are not subject to any Market Value Adjustment.

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Any partial withdrawals, transfers, or fees deducted from the DCA Market Value Adjustment Options will reduce the amount in the DCA Market Value Adjustment Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Market Value Adjustment Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program in effect, but may not have a 6 month Program running simultaneously with a 12 Month Program.

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6 or 12 Month DCA transfers will begin on the date the DCA Market Value Adjustment Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

●	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.

●	We will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program.

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If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Market Value Adjustment Options.

DCA Market Value Adjustment Option
We currently offer DCA Market Value Adjustment Options. The DCA Market Value Adjustment Options are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA Market Value Adjustment Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. A Dollar Cost Averaging program does not assure a profit, or protect against a loss.
For a complete description of our 6 or 12 Month DCA Program, please see the separate Market Value Adjusted Fixed Allocation Investment Option prospectus, which you can receive by calling us at 1-888-778-2888. Please see the “Transfer and Rebalancing Programs” section in this prospectus for additional information regarding the Dollar Cost Averaging Programs.

Automatic Rebalancing Programs
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose and to which you are permitted to allocate. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
MARKET VALUE ADJUSTMENT OPTION
With certain exceptions, if you transfer or withdraw Account Value from a Market Value Adjustment Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment. We assess a Market Value Adjustment (whether positive or negative) upon:

●	any surrender, partial withdrawal (including a systematic withdrawal, Medically Related Surrender, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or

●	transfer out of a Market Value Adjustment Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

●	your exercise of the Free Look right under your Annuity, unless prohibited by state law.

We will NOT assess a Market Value Adjustment (whether positive or negative) in connection with any of the following:

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partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;

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transfers or partial withdrawals from a Market Value Adjustment Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the Market Value Adjustment Option;

●	transfers made in accordance with our 6 or 12 Month DCA Program;

●	when a death benefit is determined;

●	deduction of an Annual Maintenance Fee for the Annuity;

●	Annuitization under the Annuity; and

●	transfers made pursuant to a mathematical formula used with an optional living benefit.

Please see the separate prospectus for the Market Value Adjusted Fixed Allocation Investment Option for information on how the Investment Option works. That registration statement explains how the option works, including the Market Value Adjustment and how that can impact your allocation.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. We refer to this person as your “financial professional.” You may have another person providing investment advisory services to you with respect to this Annuity and who you have separately authorized on the form we require to forward instructions to us regarding the allocation of your Account Value or certain financial transactions. Please be aware that if you authorize more than one person to provide investment instructions to us, we will follow all instructions received from authorized persons in the order in which we receive them. If your financial professional or investment advisor has this authority, we deem that all such transactions that are directed by your financial professional or investment advisor, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional or authorized investment advisor until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional or investment advisor. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Annuity contracts managed by your financial professional or investment advisor also are subject to the restrictions on transfers between Investment Options that are discussed in the section titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional or investment advisor transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com/annuities). Limitations that we may impose on your financial professional or investment advisor under the agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.

It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional has this authority, please contact us immediately.

ANNUITY PERIOD

Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in the optional death benefit. We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Unadjusted Account Value; partial Annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the annuity options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under the Death Benefits described below. See the “Payment of Death Benefits” section of this prospectus.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law). Currently, contracts issued in Florida may be annuitized after the first Annuity Year.
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the annuity option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semi-annually, or annually, as you choose, for the fixed period. If the Owner dies before the end of the period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semi-annually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you and payments will be made monthly. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the annuity option becomes effective, as computed under applicable IRS tables, is less than 10 years. In addition, for qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. If in these instances the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
For more information on other annuity options we may make available in the future please call 888-778-2888.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Basic Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	None.
Return of Purchase Payments Death Benefit	Provide an optional death benefit called the Return of Purchase Payments Death Benefit.	Optional	Premium Based: 0.17% plus Account Value Based: 0.18%	Must be elected at the time you purchase the Annuity.
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of any variable Investment Option and into any other variable Investment Option(s).	Standard	None.	None.
Auto-Rebalancing	You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select.	Standard	None.	None.
Asset Allocation	A method of diversification which allocates assets among classes.	Standard	None.	None.
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Both Annuities provide a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant’s death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits”).

After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit may be impacted by the Total Insurance Charge and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero.
The amount of the Death Benefit is equal to the Unadjusted Account Value on the date we receive Due Proof of Death. We call this the “Basic Death Benefit.”
Here is an example of how the basic death benefit is calculated:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Sub-account performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would be $80,000.
THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT
For an additional charge, both Annuities provide an optional death benefit called the Return of Purchase Payments Death Benefit, which must be elected at the time you purchase the Annuity. This is referred to as the Return of Adjusted Purchase Payments Death Benefit Rider and will be attached to your Annuity contract once issued. You must be no older than age 79 to elect this optional benefit. Once elected, this optional benefit cannot be cancelled at a later date. Additionally, if your Annuity was issued before August 24, 2015, and you elected the Return of Purchase Payments Death Benefit, certain Investment Options are not available to invest in or to transfer from. Please see the “Appendix A” section of this prospectus.
The amount of the death benefit under the Return of Purchase Payments Death Benefit is equal to the greater of:

●	The Return of Purchase Payments Amount, defined below; AND

●	The Unadjusted Account Value on the date we receive Due Proof of Death.

Calculation of the Return of Purchase Payments Amount
Initially, the Return of Purchase Payment amount is equal to the sum of all Adjusted Purchase Payments allocated to the Annuity on its Issue Date. Thereafter, the Return of Purchase Payments Amount is:

●	Increased by additional Adjusted Purchase Payments allocated to the Annuity, and

●
Reduced for any partial withdrawals. A withdrawal will cause a proportional reduction to the Return of Purchase Payments Amount equal to the ratio of the amount of the withdrawal to the Unadjusted Account Value immediately prior to the withdrawal).

Here is an example of how the optional Return of Purchase Payments death benefit is calculated:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Sub-account performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract Owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000.
EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT
There are certain exceptions to the amount of the Death Benefit under the Return of Purchase Payments Death Benefit.

●
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death. Although we do not currently limit the Death Benefit to the Unadjusted Account Value, if we decide to do so, the beneficiaries designated under your Annuity would receive an amount equal to the Unadjusted Account Value and not an amount equal to the greater of the Return of Purchase Payment amount and the Unadjusted Account Value.

●
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the optional Return of Purchase Payments Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or Annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Unadjusted Account Value on the date we receive Due Proof of Death. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

●
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a Spousal Continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

●	within five (5) years of the date of death (the “five-year deadline”); or

●
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

●	If the Beneficiary is the surviving spouse of the Owner, the spouse may elect to continue the Annuity

●	If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment.

If we do not receive instructions on where to send the payment in a timely manner, funds will be escheated in accordance with applicable law.
Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans
Upon your death under an IRA or Roth IRA, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the “Setting Every Community Up for Retirement Enhancement” Act (SECURE Act)), and further clarified by the associated final and proposed regulations. We reserve our rights to implement any additional regulations addressing these requirements in the future. The post-death distribution requirements under prior law continue to apply in certain circumstances. The following rules generally apply to death after 2019:

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10-year rule: If you have a designated Beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated Beneficiary is an “eligible designated Beneficiary” (“EDB”) or some other exception applies.

●
Eligible designated beneficiaries: A designated Beneficiary is any individual designated as a Beneficiary by the IRA owner. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death.

●
Other applicable rules: This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if you die on or after the required beginning date, then annual distributions will be required from the Annuity during the 10-year period. If the Beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 21, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA Owner was alive could continue to be made under that method after the death of the IRA owner. However, under the current law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the current law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

The post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your Beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

In addition, the current post-death distribution requirements generally do not apply if the IRA Owner died prior to January 1, 2020. However, if the designated Beneficiary of the deceased IRA Owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated Beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated Beneficiary of an IRA Owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated Beneficiary of an IRA Owner who died prior to 2020.

●
Spousal continuation. Under the current law, as under prior law, if your Beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by treating your IRA as their own IRA subject to specific limits under the regulations. The post-death distribution requirements are complex in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment (“Spousal Continuation”). The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts on a proportional basis. For the B Series, no CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any subsequent Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. The Premium Based Insurance Charge will continue to be assessed upon Spousal Continuation.
Subsequent to Spousal Continuation, the amount of the Death Benefit will be equal to the Unadjusted Account Value on the date we receive Due Proof of Death.
If you elected the Return of Purchase Payments Death Benefit, then upon Spousal Continuation, the Unadjusted Account Value is increased, if necessary, to equal the greater of:

●	The Return of Purchase Payments Amount; and

●	The Basic Death Benefit.

Any increase to the Unadjusted Account Value will be allocated on a proportional basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which are you not permitted to electively allocate or transfer Account Value. If the Account Value in those permitted Sub-accounts is zero, we will allocate the additional amount to a money market Investment Option.
Spousal Continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

PURCHASES AND CONTRACT VALUE

REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future. We may make changes to these limitations, restrictions, and/or underwriting standards relating to our issuance of an Annuity subject to any applicable state regulatory approval and requirements. Any such changes would apply to applications received by us in Good Order after the date of the change(s) and changes to the limitations, restrictions or underwriting standards described below would be described revisions to this prospectus.
Your financial professional is required to complete annuity training prior to soliciting an application for an annuity product. If your annuity application is submitted prior to your financial professional fulfilling the applicable annuity training requirements, your application will be returned and the annuity product will need to be re-solicited. If the annuity training is not completed within five (5) Valuation Days from the date your initial Purchase Payment is received by Prudential in Good Order and we do not have your consent to retain the Purchase Payment beyond this time, we will return your Purchase Payment and your Annuity will not be issued.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Subsequent Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and subsequent Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of Owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit subsequent Purchase Payments under other circumstances, as explained in “Subsequent Purchase Payments”.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your Financial Professional’s broker-dealer firm. Subsequent Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. These rules are subject to state law. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies).

Additionally, we will not permit election of any optional benefit by certain ownership types. We may issue an Annuity in ownership structures where the Annuitant is also the participant in a Qualified or Non-qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If the optional Return of Purchase Payments Death Benefit is elected, we must receive the application in Good Order before the oldest of the Owner(s) and Annuitant(s) turns 80 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 85 based on the Key Life. The availability of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Subsequent Purchase Payments: If allowed by applicable state law, currently you may make subsequent Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make subsequent Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.
Each subsequent Purchase Payment will be allocated to the Investment Options according to your instructions. You may not provide allocation instructions that apply to more than one subsequent Purchase Payment. Thus, if you have not provided allocation instructions with a particular subsequent Purchase Payment, we will allocate the Purchase Payment on a proportional basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which you may not choose to allocate Account Value. We will accept subsequent Purchase Payments up to and including the day prior to the later of (a) the oldest Owner’s 86th birthday (the Annuitant’s 86th birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.
We reserve the right to limit, suspend or reject any subsequent Purchase Payment at any time, but would do so only on a non- discriminatory basis.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit subsequent Purchase Payments at some point in the future. Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Taxes” for additional information on these contribution limits.
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an subsequent Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that subsequent Purchase Payment. If you do not provide such instructions, we will allocate that subsequent Purchase Payment on a proportional basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
Subsequent Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in more detail in “Initial Purchase Payment”.
DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity. If you are considering purchase of an optional living benefit to provide lifetime income for your life or the lives or you and your spouse, you should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for those optional benefits when you establish or change these designations. See “Designation of Owner, Annuitant, and Beneficiary”.

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Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with a written form that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the “Glossary of Terms” for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

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Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the

Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the “Taxes” section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian, trust, or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If no beneficiary is named for a trust owned contract, the default beneficiary will be the contract owner. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both Owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, except in the event that the decedent’s account is an existing Prudential Beneficiary Annuity, subject to the following requirements. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.
For IRAs and Roth IRAs, an “eligible designated beneficiary” must elect stretch distributions by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained the applicable age. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must make a valid election as to when you would like distributions to begin. If you are not an eligible designated beneficiary, you may have the option to purchase a 10-year deferral beneficiary annuity, which must be established by December 31st of the year following the year of the decedent’s death. If a 10-year beneficiary contract is already established, purchase of a Prudential 10-year beneficiary annuity must be completed by December 31st of the year following the year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, including information about the applicable age, see “Taxes”.
For Non-qualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a Non-qualified Annuity see “Required Distributions Upon Your Death for Non-qualified Annuity Contracts” in “Taxes”.
You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Total Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may receive the Death Benefit as a lump sum. Please note the following additional limitations for a Beneficiary Annuity:

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No subsequent Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

●	You may not elect any optional benefits.

●	You may not annuitize the Annuity; no annuity options are available.

●	You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or Systematic Withdrawals.

●	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distribution options may be limited. In certain instances, we may allow distributions based on the life expectancy of a sole individual beneficiary under the trust if they qualify as an eligible designated beneficiary. Special rules and limitations may apply to qualified trusts with multiple beneficiaries.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Center or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Center, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Center or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.
In addition, when you allocate Account Value to any DCA Market Value Adjustment Option and you take a withdrawal, a Market Value Adjustment may be assessed, which could be positive or negative. When a Market Value Adjustment is assessed, a Liquidity Factor of 0.25% is applied and will reduce the amount being withdrawn from the DCA Market Value Adjustment Option. If you decide to Free Look your Annuity, a Market Value Adjustment may be assessed (except in Return of Purchase Payment states), but we would not apply the Liquidity Factor of 0.25%. As a result, the amount of your refund may be reduced by a Market Value Adjustment, but will not be reduced by the Liquidity Factor.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make subsequent Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. No subsequent Purchase Payments are permitted if you have elected the Beneficiary Annuity. For Annuities issued prior to August 24, 2015, investment restrictions will apply if you elect optional benefits. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit subsequent Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the DCA Market Value Adjustment Options.
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Account Value Based Insurance Charge and the additional charge of the Return of Purchase Payment Death Benefit, if elected.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.

Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a Non-Valuation Day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

●	trading on the NYSE is restricted;

●	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

●	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Center. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any subsequent Purchase Payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Subsequent Purchase Payments: We will apply any subsequent Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Center in Good Order. We may limit, restrict, suspend or reject any subsequent Purchase Payments at any time. See “Subsequent Purchase Payments” under “Requirements for Purchasing the Annuity”. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing and Valuing Transactions”.
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Center in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Center.

SURRENDERS AND WITHDRAWALS

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and we may impose a Market Value Adjustment. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Charge Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken on a proportional basis (i.e. meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below. Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal.. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the tax withholding, that will need to be withdrawn. We then apply the tax withholding to that entire amount. As a result, you will have more tax withheld if you elect a net withdrawal.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During Annuitization
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a Section 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Taxes” for information about qualified Annuities and for additional information about Non-qualified Annuities.
FREE WITHDRAWAL AMOUNTS (B SERIES ONLY)
The Free Withdrawal Amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal Amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal Amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal Amount to the next Annuity Year.

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The Free Withdrawal Amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a free withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

●	You can also make partial withdrawals in excess of the Free Withdrawal Amount. The minimum partial withdrawal you may request is $100.

Example. This example assumes that no withdrawals have previously been taken.
On January 3rd, to purchase your Annuity, you make an initial Purchase Payment of $20,000.
On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.

●	Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Fee Table”), your Free Withdrawal Amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.

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Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Fee Table”), your Free Withdrawal Amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:

1.	First determine what, if any, amounts qualify as a free withdrawal. These amounts are not subject to the CDSC.

2.	Next determine what, if any, remaining amounts are in excess of the Free Withdrawal Amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Charges – Contingent Deferred Sales Charge (“CDSC”)”. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3.	Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.

Your withdrawal will include the amount of any applicable CDSC. You can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a “net” withdrawal, you request a withdrawal for an exact dollar amount you want to receive after the deduction for any applicable CDSC as well as any applicable tax withholding. This means that an amount greater than the amount of your requested “net” withdrawal will be deducted from your Unadjusted Account Value if there is any CDSC and/or tax withholding. No matter how you specify the withdrawal, any Market Value Adjustment will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Unadjusted Account Value in accordance with your instructions. For purposes of calculating the applicable portion to deduct from the DCA Market Value Adjustment Options, the Unadjusted Account Value in all your DCA Market Value Adjustment Options is deemed to be in one Investment Option. If you provide no instructions, then (a) we will take the withdrawal from your Sub-accounts and DCA Market Value Adjustment Options in the same proportion that each such Investment Option represents to your total Unadjusted Account Value; (b) with respect to DCA Market Value Adjustment Options with different amounts of time remaining until maturity, we take the withdrawal from the DCA Market Value Adjustment Option with the shortest remaining duration, followed by the DCA Market Value Adjustment Option with the next-shortest remaining duration (if needed to satisfy the withdrawal request) and so forth; (c) with respect to multiple DCA Market Value Adjustment Options that have the same duration remaining until maturity, we take the withdrawal first from the DCA Market Value Adjustment Option with the shortest overall Guarantee Period and (d) with respect to multiple DCA Market Value Adjustment Options that have both the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the withdrawal on a proportional basis from each such DCA Market Value Adjustment Option.
SYSTEMATIC WITHDRAWALS
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain Market Value Adjustment Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or a Market Value Adjustment. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
Systematic Withdrawals based on the charge free amount may be available, but only if the contract is still within the surrender charge period. The withdrawals will be calculated based only on the Purchase Payments that are still subject to CDSC.
We will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals from each Investment Option based on the percentage of your total Account Value allocated to each Investment Option at the time we pay out your withdrawal. If you have designated Investment Options and have elected a specific dollar amount which cannot be satisfied by your designated Investment Options, we will withdraw systematic withdrawals from all of your Investment Options based on the percentage of your total Account Value allocated to each Investment Option.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Non-qualified annuities, Section 72(q) of the Code may provide a similar exemption from additional tax. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series) and/or a Market Value Adjustment. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effective between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or a Market Value Adjustment on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or a Market Value Adjustment may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effective between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Taxes” for a further discussion of Required Minimum Distributions.
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable CDSC, any applicable tax charges, any applicable optional benefit charge (if a full surrender occurs on a Quarterly Annuity Anniversary) and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Period” for information on the impact of the minimum Surrender Value at Annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your B Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state. The CDSC and this waiver are not applicable to the C Series.
If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Any applicable Market Value Adjustment will apply to a Medically-Related Surrender. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59½ may be subject to a 10% additional tax and other tax consequences – see “Taxes”.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

●
If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

●	If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

●	If the Owner is one or more natural persons, all such Owners must also be alive at such time;

●	We must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

●	No subsequent Purchase Payments can be made to the Annuity; and

●	Proceeds will only be sent by check or electronic fund transfer directly to the Owner.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender.
A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

●
first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Center; or

●
first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

TAXES

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or Non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable. Charges for investment advisory fees that are taken from a qualified or Non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NON-QUALIFIED ANNUITIES
In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your Non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your Non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice with respect to the Annuity and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the “Annuity Period” section of this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $15,650 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

●	the amount is paid on or after you reach age 59½;

●	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

●	the amount received is attributable to your becoming disabled (as defined in the Code);

●
generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

●
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Non-Qualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

●	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

●
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

●
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Payment of Death Benefit” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Sub-accounts must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and lose the favorable tax treatment generally afforded to annuities.
While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Non-Qualified Annuity.
Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-Qualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may have been purchased for use in connection with:

●	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

●	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

●	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

●	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

●	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

●	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). Go to www.irs.gov for the contribution limits for each year.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

●	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

●	Your rights as Owner are non-forfeitable;

●	You cannot sell, assign or pledge the Annuity;

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The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

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The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

●	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

●	A 10% early withdrawal additional tax described below;

●	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

●	Failure to take a Required Minimum Distribution, also described below.

Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

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If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.

●	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

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SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

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Roth contributions are permitted for SEP IRAs starting in 2023. Under SECURE 2.0, employers may offer employees the ability to elect to treat employee and employer SEP contributions (in whole or in part) as made to a Roth IRA. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

●	Contributions to a Roth IRA cannot be deducted from your gross income;

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“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

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If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).

In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for more than 15 years, among other requirements.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

●	Your attainment of age 59½;

●	Your severance of employment;

●	Your death;

●	Your total and permanent disability; or

●	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75
The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.
Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option, we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

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Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4)

chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

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Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.

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Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

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Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
10% Additional Tax for Early Withdrawals from a Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

●	the amount is paid on or after you reach age 59½ or die;

●	the amount received is attributable to your becoming disabled; or

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generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

●	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

●	For all other distributions, we will withhold at a 10% rate.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

LEGAL PROCEEDINGS

As of the date of this prospectus, neither the Company nor the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although the Company and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or the Company’s ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life are incorporated by reference in the Statement of Additional Information.

ADDITIONAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you at www.prudential.com/regdocs/PLAZ-PPI-STAT or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making subsequent Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as systematic withdrawals (including 72(t) payments) and bank drafting in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Service Center as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
WHAT ARE THE SEPARATE ACCOUNTS?
The Separate Accounts are where Pruco Life sets aside and invests the assets supporting the Annuity. The assets of each Separate Account are held in the name of Pruco Life, and legally belong to us. We will maintain assets in each Separate Account with a total market value at least equal to the cash Surrender Value and other liabilities we must maintain related to the Annuity obligations supported by such assets. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Accounts. More detailed information about Pruco Life, including its audited financial statements, is provided in the Statement of Additional Information.
Pruco Life Insurance Company Flexible Premium Variable Annuity Account
The assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Pruco Life Insurance Company Flexible Premium Variable Annuity Account, also referred to as “Pruco Life Variable Annuity Account”. Pruco Life Variable Annuity Account assets that are held in support of the Sub-account are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to Pruco Life Variable Annuity Account are credited to or charged against Pruco Life Variable Annuity Account, without regard to other income, gains or losses of Pruco Life or any other of our Separate Accounts.
Pruco Life Variable Annuity Account was established by us pursuant to Arizona law on June 16, 1995. Pruco Life Variable Annuity Account also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Pruco Life Variable Annuity Account.
Pruco Life Variable Annuity Account consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account in Pruco Life Variable Annuity Account may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuity issued by us through Pruco Life Variable Annuity Account. Pruco Life Variable Annuity Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Pruco Life Variable Annuity Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to subsequent Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

●	offer new Sub-accounts, eliminate Sub-accounts, substitute Sub-accounts or combine Sub-accounts;

●	close Sub-accounts to subsequent Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

●	combine the Separate Account with separate accounts;

●	deregister the Separate Account under the Investment Company Act of 1940;

●	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

●
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

●	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

●	make any changes required by federal or state laws with respect to annuity contracts; and

●	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment Portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our General Account and are subject to our claims paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
WHO DISTRIBUTES THE ANNUITIES?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Insurance Company of America, is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for the Annuities are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuities, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuities according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.25% for the B Series, and 1.25% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuities. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuities on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the features of the Annuities; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences

(national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisors/subadvisors or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2024) received compensation with respect to our annuity business generally during 2024 (or as to which a payment amount was accrued during 2024). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our former affiliate Prudential Annuities Life Assurance Corporation (“PALAC”) now known as Fortitude Life Insurance & Annuity Company (“FLIAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2024 retrospective depiction. During 2024, non-cash compensation received by Firms and Entities ranged from $93.59 to $1,199,010.95. During 2024, cash compensation received by Firms ranged from $0.15 to $12,238,445.84.
All of the Firms and Entities listed below received non-cash compensation during 2024. In addition, Firms in bold also received cash compensation during 2024.

AE Financial Services
AFS Securities, LLC
AGES Financial Services
AGP - Alliance Global Partners
Alera Group
Alerus
Alexander Capital
Alliance Bernstein, L.P.
Allred Wealth Management
Allstate Financial Srvcs, LLC
Ambassador Wealth Management
AMERICAN PORTFOLIO FIN SVCS INC
American Strategic Advisors
Ameriprise Financial, Inc.
Ameritas Investment Corp.
AMUNI Financial, Inc.
Anderson Financial Services
Arete Wealth Management
Arkadios Capital LLC
Ascent Wealth Partners
Assured Partners
Atria Network
Ausdal Financial Partners, Inc.
Avantax Investment Services
B. Riley Wealth Management inc.
Bancwest Investment Srvcs, Inc
Bankers Life
BCG Securities, Inc.
BDOPS

Beaconsfield Financial Services
Benchmark Financial Wealth Advisors, LLC
Benjamin F. Edwards & Company, Inc.
Berthel Fisher & Company
BMO Capital Markets Corp
Bowers Digmann Financial
Bridgehaven Financial
Brighthouse Financial
Brooklight Place Securities, Inc.
Cabot Lodge
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc
Cambridge Investment Research, Inc.
Canandaguia Bank
Cantella & Co., Inc.
Capital Investment Group, Inc.
Capital Synergy Partners
Capital Wealth Partners Inc
Capitol Securities Management, Inc.
Carlson Financial Group
Carlton & Associates, Inc.
Cassidy & Company
Centaurus Financial, Inc.
Century Financial & Insurance Services
Cetera Advisor Network LLC
Chelsea Financial
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Claricity Wealth & Planning

Clark Capital Management Group
Coastal One
Commonwealth Financial Network
Compak Securities
Concorde Investment Services, LLC
Concourse Financial Group Securities Inc
Cooley & Labas Financial Advisors
Copper Financial
Cornerstone Financial Services
Creativeone
Crown Capital Securities, L.P.
CRUMP
CUNA Brokerage Svcs, Inc.
CUSO Financial Services, L.P.
CW Securities
Cypress CU
D.A. Davidson
David Lerner and Associates
Dawson & Bertran Investment Advisors
DayMark Wealth Partners
Delaware Life
DFPG Investments LLC
Dimensional Fund Advisors Ltd
Discipline Advisors
Due Diligence Works
DWS
EBH Securities
Edward Jones & Co.
Emerson Equity LLC

Empower Credit Union
Envestnet
Equitable Advisors, LLC
Equity Services, Inc.
ESL Investment Services
Excel Securities & Assoc.
Feldman Financial Group
FID X
Fidelity Investments
Fifth Third Bank
Financial Focus Group
Financial Security Management, Inc
First Allied Securities, Inc.
First Asset Financial
First Heartland Capital, Inc.
Fortune Financial Services, Inc.
Franklin Templeton
Frontier Asset
Frost Brokerage Services Inc
Garden State Securities, Inc.
Geneos Wealth Management, Inc.
Glass Financial Advisors
GLOBALINK SECURITIES, INC.
Goldberg, Clouse & Edgell, LLC
Goldman Sachs
Gradient Securities, LLC
Great America
Grove Point Investments
Guardian Wealth Strategies, LLC
GWN Securities, Inc.
Halley-Dodson Insurance
Halliday Financial LLC
Hantz Financial Services,Inc.
HARBOR FINANCIAL SERVICES LLC
Hazard & Siegel, Inc.
Hilltop Securities Inc.
Horan
Horizon Financial Resources,LLC
Hornor, Townsend & Kent, Inc.
Hudson Valley Credit Union
Hunter Insurance & Financial Services
Huntleigh Securities
IBN Financial Services, Inc.
iCapital
Income & Asset Advisory
Independence Capital Co. Inc
Independent Financial Grp, LLC
Infinex Financial Group
Infinity Wealth Management
Innovation Partners

Intervest
Invesco
J.W. Cole Financial, Inc.
J.P. Morgan
Jackson National Life
Janney Montgomery Scott, LLC.
Jennison Associates
Kestra Financial, Inc.
Key Investment Services LLC
Kingswood Capital Management
Kneeland Advisors
Kovack Securities, Inc.
Kress Financial
Larson Financial Securities
LaSalle St. Securities LLC
LAX and Company
Lebenthal Wealth Advisors, LLC
Leigh Baldwin & Company, LLC
LEXVO Wealth Mgmt
Lifemark Corporation
Lincoln Financial Advisors
Lincoln Financial Securities Corporation
Lincoln Investment Planning
Lion Street
LM Kohn
LPL Financial Corporation
Lyons Bank
M Holdings Securities, Inc
M&T Securities
Madison Advisors
MAP Estate Planning
Mehta & Associates
Mercer Allied Company L.P.
Merrill Lynch
MFS Investment Management
michael settler cpa
MML Investors Services, Inc.
Moloney Securities
Money Concepts Capital Corp.
Morgan Stanley Smith Barney
Morris Group
Mutual of Omaha Insurance Company
Mutual Securities, Inc
NACK
National Securities Corp.
Nations Financial Group, Inc.
Nationwide Planning Associates
NBC Securities
NBT Bank
Neuberger Berman

Newbridge Securities
Next Financial Group, Inc.
North Ridge Wealth Planning LLC
North Star Consultants, Inc.
Northeast Financial Network
NORTHLAND SECURITIES INC
NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC
O.N. Equity
Oberlin Marketing Inc
Octavia
OMNI FINANCIAL SECURITIES
OneAmerica Securities, Inc.
ONESCO
OPPENHEIMER & CO, INC.
OSAIC Wealth
Packerland Brokerage Svcs,Inc
Park Avenue Securities, LLC
Parkland Securities
Peak Brokerage Services
Pinnacle Investments, LLC
Planmember Securities Corporation
PNC Investments, LLC
Premier Financial Network
Premier Securities of America Inc.
Prime Financial Services
Principal Securities, Inc.
Private Client Services, LLC
Prospera Financial Services, Inc
Prudential Annuities
Purshe Kaplan Sterling Investments
Q6 Advisors, Inc.
Queen City
Ranu Insurance Agency Inc
Raymond James Financial Svcs
RBC CAPITAL MARKETS CORPORATION
Regal Securities, Inc.
Regions Bank
Regulus Financial Group
Rehmann Financial
Ridgewood Wealth Management LLC
Riegel Financial
RNR Securities, L.L.C.
Robert W. Baird & Co., Inc.
Rundahl Financial Consultants
SA Stone Wealth Management Inc.
Sage Rutty & Co. Inc.
Saltzman Associates
Sanctuary Securities
Saxony Securities, Inc.

Scarborough Capital Management
Securities America, Inc.
Securities Management & Research, Inc.
Sigma Financial Corporation
Signature Financial Group
Silver Oak Securities Inc
Skyline
Steele Wealth Management, Inc.
Step Stone Group
Stifel Nicolaus & Co.
Strategic Fin Alliance Inc
Strategic Wealth Management Group, LLC
Strellner Financial Group
Summit Financial Group
T. Rowe Price Group, Inc.
TFS Securities, Inc.
The Investment Center
The Leaders Group
The O.N. Equity Sales Co.

The Prudential Insurance Company of America
The Tschetter Group
The Windmill Group
Tim Hall Financial Services
Tompkins Bank
Town & Country Wealth Management
TransAmerica Financial Advisors, Inc.
Travis Financial Services LLC
Triad Advisors, Inc.
TruChoice Financial
TrueBlue Financial
Truist Investment Services Inc.
TRUSTMONT FINANCIAL GROUP, INC.
Truvium Wealth Management, LLC
UBS Financial Services, Inc.
United Planners Fin. Serv.
US Bank
USA Financial Securities Corp.
VALIC FINANCIAL ADVISORS, INC.

Valmark Securities
Valued Capital Advisors
Vanderbilt Securities Inc
VANDERBILT SECURITIES LLC
Vesta Wealth Advisors
Vestech Securities, Inc.
VOYA Financial Advisors
WADDELL & REED INC.
Wellington Management
Wells Fargo Advisors LLC
WELLS FARGO ADVISORS LLC - WEALTH
Wells Fargo Investments LLC
WesBanco Securities Inc.
Western International Securities, Inc.
Winslow Evans and Crocker
Woodbury Financial Services
WORLD EQUITY GROUP
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Annuities Service Center
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity at: www.prudential.com/annuities
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com/contact-us, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com/contact-us. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
PRUDENTIAL, THE PRUDENTIAL LOGO AND THE ROCK DESIGN ARE TRADEMARKS OF PRUDENTIAL FINANCIAL, INC. AND ITS RELATED ENTITIES, REGISTERED IN MANY JURISDICTIONS WORLDWIDE. USED UNDER LICENSE.
PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”), PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”), AND AST ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.

APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE ANNUITY

The following is the list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLAZ-PPI-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	American Funds Insurance Series® Asset Allocation Fund - Class 4 Capital Research and Management Company	0.79%	16.11%	8.04%	8.05%
Equity	American Funds Insurance Series® Capital World Growth and Income Fund® - Class 4♦ Capital Research and Management Company	0.92%	13.70%	7.04%	8.17%
Equity	American Funds Insurance Series® Global Small Capitalization Fund - Class 4♦ Capital Research and Management Company	1.15%	2.12%	2.74%	5.54%
Equity	American Funds Insurance Series® Growth Fund - Class 4 Capital Research and Management Company	0.84%	31.29%	18.53%	16.29%
Equity	American Funds Insurance Series® Growth-Income Fund - Class 4 Capital Research and Management Company	0.78%	23.93%	12.73%	11.93%
Equity	American Funds Insurance Series® International Fund - Class 4 Capital Research and Management Company	1.03%	2.93%	0.97%	3.75%
Equity	American Funds Insurance Series® New World Fund® - Class 4♦ Capital Research and Management Company	1.07%	6.33%	4.29%	5.96%
Fixed Income	American Funds Insurance Series® The Bond Fund of America® - Class 4♦ Capital Research and Management Company	0.73%	0.98%	0.07%	1.42%
Equity	American Funds Insurance Series® Washington Mutual Investors Fund - Class 4♦ Capital Research and Management Company	0.75%	18.85%	11.92%	9.99%
Fixed Income	AST Core Fixed Income Portfolio[1] J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Limited Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	0.68%	1.44%	-0.93%	1.72%
Fixed Income	AST Government Money Market Portfolio[1] PGIM Fixed Income	0.58%	4.76%	2.14%	1.40%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Equity	AST International Equity Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC Putnam Investment Management LLC	1.00%	5.46%	5.52%	7.25%
Equity	AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions LLC	0.83%	24.15%	12.51%	11.09%
Equity	AST Large-Cap Growth Portfolio[1] Clearbridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management Inc. T. Rowe Price Associates, Inc. Putnam Investment Management LLC	0.86%	30.16%	15.38%	15.50%
Equity	AST Large-Cap Value Portfolio1,♦ ClearBridge Investments, LLC Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC J.P. Morgan Investment Management Inc. Putnam Investment Management LLC	0.79%	9.93%	9.72%	8.82%
Allocation	AST Quantitative Modeling Portfolio1,♦ PGIM Quantitative Solutions LLC PGIM Fixed Income PGIM Limited Jennison Associates LLC	1.05%	14.14%	7.01%	7.18%
Equity	AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)1,♦ Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Driehaus Capital Management LLC Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC	0.97%	14.86%	8.61%	9.69%
Equity	BlackRock Advantage Large Cap Core V.I. Fund - Class III♦ BlackRock Advisors, LLC	0.94%	25.11%	13.81%	12.07%
Equity	BlackRock Advantage Large Cap Value V.I. Fund - Class III♦ BlackRock Advisors, LLC	0.85%	16.13%	9.50%	8.80%
Equity	BlackRock Basic Value V.I. Fund - Class III♦ BlackRock Advisors, LLC	1.01%	10.05%	8.72%	7.48%
Equity	BlackRock Capital Appreciation V.I. Fund - Class III♦ BlackRock Advisors, LLC	1.04%	31.93%	15.84%	14.77%
Equity	BlackRock Equity Dividend V.I. Fund - Class III♦ BlackRock Advisors, LLC	0.92%	9.71%	7.98%	8.79%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	BlackRock Global Allocation V.I. Fund - Class III♦ BlackRock Advisors, LLC BlackRock (Singapore) Limited BlackRock International Limited	1.02%	8.93%	5.72%	5.32%
Equity	BlackRock Large Cap Focus Growth V.I. Fund - Class III♦ BlackRock Advisors, LLC	1.04%	31.39%	15.88%	15.01%
Allocation	Fidelity® Variable Insurance Products Balanced Portfolio - Service Class 2 Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Equity	Fidelity® Variable Insurance Products Contrafund® Portfolio - Service Class 2 Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%
Equity	Fidelity® Variable Insurance Products Growth Opportunities Portfolio - Service Class 2 Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.82%	38.56%	18.46%	17.93%
Equity	Fidelity® Variable Insurance Products Health Care Portfolio - Service Class 2 Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.84%	4.86%	5.19%	N/A
Equity	MFS® International Growth Portfolio - Service Class♦ Massachusetts Financial Services Company	1.13%	8.76%	5.84%	7.56%
Equity	MFS® Investors Trust Series - Service Class♦ Massachusetts Financial Services Company	0.99%	19.22%	11.12%	10.81%
Equity	MFS® Massachusetts Investors Growth Stock Portfolio - Service Class♦ Massachusetts Financial Services Company	0.97%	15.98%	12.16%	12.91%
Equity	MFS® Mid Cap Growth Series - Service Class♦ Massachusetts Financial Services Company	1.05%	14.44%	8.85%	11.43%
Equity	MFS® New Discovery Series - Service Class♦ Massachusetts Financial Services Company	1.12%	6.44%	4.71%	8.92%
Equity	MFS® Research Series - Service Class♦ Massachusetts Financial Services Company	1.01%	18.56%	11.60%	11.38%
Equity	MFS® Technology Portfolio - Service Class♦ Massachusetts Financial Services Company	1.11%	36.45%	17.46%	17.75%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Fixed Income	MFS® Total Return Bond Series - Service Class♦ Massachusetts Financial Services Company	0.78%	2.33%	0.14%	1.64%
Allocation	MFS® Total Return Series - Service Class♦ Massachusetts Financial Services Company	0.86%	7.46%	5.89%	6.20%
Equity	MFS® Utilities Series - Service Class♦ Massachusetts Financial Services Company	1.04%	11.34%	5.61%	6.02%
Equity	PSF Global Portfolio - Class III ♦ PGIM Quantitative Solutions LLC	0.96%	14.87%	N/A	N/A
Allocation	PSF PGIM 50/50 Balanced Portfolio - Class III PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.83%	12.73%	N/A	N/A
Allocation	PSF PGIM Flexible Managed Portfolio - Class III PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.88%	15.23%	N/A	N/A
Fixed Income	PSF PGIM High Yield Bond Portfolio - Class III♦ PGIM Fixed Income PGIM Limited	0.82%	8.21%	N/A	N/A
Equity	PSF PGIM Jennison Blend Portfolio - Class III♦ Jennison Associates LLC	0.70%	26.00%	N/A	N/A
Equity	PSF PGIM Jennison Growth Portfolio - Class III♦ Jennison Associates LLC	0.85%	30.54%	N/A	N/A
Equity	PSF PGIM Jennison Value Portfolio - Class III Jennison Associates LLC	0.67%	20.65%	N/A	N/A
Fixed Income	PSF PGIM Total Return Bond Portfolio - Class III PGIM Fixed Income PGIM Limited	0.68%	2.67%	N/A	N/A
Equity	PSF Small-Cap Stock Index Portfolio - Class I‡ PGIM Quantitative Solutions LLC	0.38%	8.36%	8.02%	8.66%
Equity	PSF Small-Cap Stock Index Portfolio - Class III PGIM Quantitative Solutions LLC	0.63%	8.08%	N/A	N/A
Equity	PSF Stock Index Portfolio - Class I‡ PGIM Quantitative Solutions LLC	0.29%	24.65%	14.19%	12.80%
Equity	PSF Stock Index Portfolio - Class III PGIM Quantitative Solutions LLC	0.54%	24.33%	N/A	N/A
The additional information below may be applicable to the Portfolios listed in the above table.
Fidelity and Contrafund are registered marks of FMR LLC. Used with permission.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.

PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond Portfolio Sub-account or a fixed account (those AST bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(a)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(b)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
‡	The Portfolio has certain restrictions regarding availability for investment by Contract Owners as listed below.
PSF Small-Cap Stock Index Portfolio - Class I
Effective April 26, 2021 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.
PSF Stock Index Portfolio - Class I
Effective April 26, 2021 was closed to all new investments except those made by contract Owners who had account value in the Portfolio on the effective date or at any time prior to the effective date.
LIMITATIONS WITH THE OPTIONAL RETURN OF PURCHASE PAYMENTS DEATH BENEFIT
If your Annuity was issued on or after August 24, 2015, these limitations do not apply. If your Annuity was issued before August 24, 2015, as a condition of electing the Return of Purchase Payments Death Benefit, we limit the Investment Options to which you may allocate your Account Value. If you elect the Return of Purchase Payments Death Benefit, only the following Investment Options and the DCA Market Value Adjustment Options are available to you which you may allocate your Account Value:
AST Quantitative Modeling Portfolio
PSF PGIM Flexible Managed Portfolio - Class III
PSF Small-Cap Stock Index Portfolio - Class I
PSF Stock Index Portfolio - Class I

APPENDIX B – SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU

Pruco Life Insurance Company offers two deferred variable annuity products in this prospectus. Both annuities, (B and C Series) have different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the Annuity. Both of these Annuities may be available to you, depending on factors such as the broker-dealer through which your Annuity was sold. You can verify which of these Annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.
Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:

●	Your age;

●	The amount of your initial Purchase Payment and any planned future Purchase Payments into the Annuity;

●	How long you intend to hold the Annuity (also referred to as “investment time horizon”);

●	Your desire to make withdrawals from the Annuity and the timing of those withdrawals;

●	Your investment objectives;

●	The guarantees that an optional benefit may provide; and

●	Your desire to minimize costs and/or maximize return associated with the Annuity.

You can compare the costs of the B Series and C Series by examining the section in this prospectus titled “Fee Table”. There are trade-offs associated with the costs and benefits provided by both of the Series. The B Series has Contingent Deferred Sales Charge (CDSC) associated with it, while the C Series does not. The B Series provides a higher Surrender Value in long-term scenarios than the C Series. Because the C Series does not have a CDSC, it provides a higher Surrender Value in short-duration scenarios. In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you including the different ongoing fees and charges you pay to stay in the Annuity.
The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of an optional benefit, such as the one noted in the chart, will increase the total cost of the Annuity. You should carefully consider which features you plan to use when selecting your Annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.
To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.
Pruco Comparison.
Below is a summary of the Prudential Premier Investment Variable Annuity B and C Series sold through this prospectus. Your registered Financial Professional can provide you with the summary prospectuses or statutory prospectuses for the underlying Portfolios and can guide you through “Selecting the Annuity That’s Right For You” and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectus carefully before investing. The Company does not make recommendations or provide investment advice.

Annuity Comparison	B Series	C Series
Minimum Investment	$10,000	$10,000
Maximum Issue Age	85	85
Maximum Issue Age (Return of Purchase Payments Death Benefit)	79	79
Contingent Deferred Sales Charge Schedule (Based on date of each purchase payment) May vary by state	7 Years (signed before 8/8/2016) (7%, 7%, 6%, 6%, 5%, 4%, 3%, 0%) 5 Years (signed on or after 8/8/2016) (7%, 7%, 6%, 6%, 5%, 0%)	None
Account Value Based Insurance Charge	0.48% for contracts issued on or after September 16, 2019 0.55% for contracts issued before September 16, 2019	0.68%
Premium Based Insurance Charge (Annual Equivalent)	0.47% for contracts issued on or after September 16, 2019 0.55% for contracts issued before September 16, 2019	0.67%

Annuity Comparison	B Series	C Series
Optional Return of Purchase Payments Death Benefit (Total Annual Charge)	For contracts issued on or after August 24, 2015 0.17% Premium Based and 0.18% Account Value Based For contracts issued prior to August 24, 2015 0.15% Premium Based and 0.15% Account Value Based	For contracts issued on or after August 24, 2015 0.17% Premium Based and 0.18% Account Value Based For contracts issued prior to August 24, 2015 0.15% Premium Based and 0.15% Account Value Based
Annuity Comparison	B Series	C Series
Annual Maintenance Fee	Lesser of: $50, or 2% of Unadjusted Account Value Waived for Purchase Payments equal to, or greater than $100,000	Lesser of: $50, or 2% of Unadjusted Account Value Waived for Purchase Payments equal to, or greater than $100,000
MVA Options	6 and 12 month DCA MVA options;	6 and 12 month DCA MVA options;
Variable Investment Options (For Annuities issued prior to August 24, 2015, not all options available if you elect the Return of Purchase Payments Death Benefit)	Advanced Series Trust BlackRock Variable Series Funds, Inc. JP Morgan Insurance Trust	Advanced Series Trust BlackRock Variable Series Funds, Inc. JP Morgan Insurance Trust
Basic Death Benefit	Unadjusted Account Value	Unadjusted Account Value
Optional Death Benefit (Return of Purchase Payments Death Benefit)	Greater of: Purchase Payments minus proportional withdrawals; and Unadjusted Account Value	Greater of: Purchase Payments minus proportional withdrawals; and Unadjusted Account Value
HYPOTHETICAL ILLUSTRATION
The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender. We assume the surrender is taken on the day immediately prior to the surrender charge change that precedes the Annuity Anniversary specified (or, two days before the Annuity Anniversary specified). The “Annuity Anniversary” is the anniversary of the Issue Date of the Annuity. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.
The examples further assume that no subsequent Purchase Payments or withdrawals are made from the Annuity. See “Charges” for more detail on the charges used in the hypothetical illustration below.
The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the Annuity Anniversary, as described above, therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

0% Gross Rate of Return

Annuity Year	B series Net rate of return		C series Net rate of return
	All years	-2.01%	All years	-2.52%
	Contract Value	Surrender Value	Contract Value	Surrender Value
1	$98,117	$91,117	$97,720	$97,720
2	$96,261	$89,261	$95,478	$95,478
3	$94,431	$88,431	$93,271	$93,271
4	$92,626	$86,626	$91,100	$91,100
5	$90,848	$85,848	$88,964	$88,964
6	$89,094	$89,094	$86,863	$86,863
7	$87,366	$87,366	$84,795	$84,795
8	$85,662	$85,662	$82,761	$82,761
9	$83,982	$83,982	$80,760	$80,760
10	$82,325	$82,325	$78,790	$78,790
11	$80,692	$80,692	$76,853	$76,853
12	$79,083	$79,083	$74,947	$74,947
13	$77,496	$77,496	$73,072	$73,072
14	$75,931	$75,931	$71,227	$71,227
15	$74,389	$74,389	$69,411	$69,411
16	$72,869	$72,869	$67,625	$67,625
17	$71,370	$71,370	$65,868	$65,868
18	$69,892	$69,892	$64,140	$64,140
19	$68,435	$68,435	$62,439	$62,439
20	$66,999	$66,999	$60,765	$60,765
21	$65,583	$65,583	$59,119	$59,119
22	$64,187	$64,187	$57,499	$57,499
23	$62,811	$62,811	$55,905	$55,905
24	$61,455	$61,455	$54,337	$54,337
25	$60,117	$60,117	$52,794	$52,794
Assumptions:

a.	$100,000 Initial Investment

b.	Fund Expenses = 1.00%*

c.	No optional death benefits or living benefits elected

d.	Annuity was issued on or after September 15, 2019

e.	Surrender value assumes surrender 2 days before policy anniversary

The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0% gross annual return, the C Series has the highest Surrender Value in the first 5 Annuity Years and the B Series has the highest Surrender Value starting in Annuity Year 6.
*	The fund expense is hypothetical, based on long term averages which can vary from time to time.

6% Gross Rate of Return

Annuity Year	B series Net rate of return		C series Net rate of return
	All years	4.19%	All years	3.84%
	Contract Value	Surrender Value	Contract Value	Surrender Value
1	$104,022	$97,022	$103,609	$103,609
2	$108,225	$101,225	$107,373	$107,373
3	$112,617	$106,617	$111,299	$111,299
4	$117,207	$111,207	$115,392	$115,392
5	$122,003	$117,003	$119,662	$119,662
6	$127,015	$127,015	$124,114	$124,114
7	$132,252	$132,252	$128,758	$128,758
8	$137,726	$137,726	$133,601	$133,601
9	$143,445	$143,445	$138,651	$138,651
10	$149,422	$149,422	$143,919	$143,919
11	$155,668	$155,668	$149,412	$149,412
12	$162,195	$162,195	$155,141	$155,141
13	$169,015	$169,015	$161,115	$161,115
14	$176,143	$176,143	$167,346	$167,346
15	$183,591	$183,591	$173,844	$173,844
16	$191,375	$191,375	$180,621	$180,621
17	$199,508	$199,508	$187,689	$187,689
18	$208,008	$208,008	$195,060	$195,060
19	$216,890	$216,890	$202,747	$202,747
20	$226,172	$226,172	$210,764	$210,764
21	$235,871	$235,871	$219,124	$219,124
22	$246,007	$246,007	$227,844	$227,844
23	$256,599	$256,599	$236,937	$236,937
24	$267,668	$267,668	$246,421	$246,421
25	$279,234	$279,234	$256,311	$256,311
Assumptions:

a.	$100,000 Initial Investment

b.	Fund Expenses = 1.00%*

c.	No optional death benefits or living benefits elected

d.	Annuity was issued on or after September 15, 2019

e.	Surrender value assumes surrender 2 days before policy anniversary

The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 6% gross annual return, the C Series has the highest Surrender Value in the first 5 Annuity Years and the B Series has the highest Surrender Value starting in Annuity Year 6.
*	The fund expense is hypothetical, based on long term averages which can vary from time to time.

10% Gross Rate of Return

Annuity Year	B series Net rate of return		C series Net rate of return
	All years	8.22%	All years	7.9%
	Contract Value	Surrender Value	Contract Value	Surrender Value
1	$107,959	$100,959	$107,535	$107,535
2	$116,589	$109,589	$115,690	$115,690
3	$125,949	$119,949	$124,516	$124,516
4	$136,099	$130,099	$134,068	$134,068
5	$147,105	$142,105	$144,405	$144,405
6	$159,041	$159,041	$155,593	$155,593
7	$171,985	$171,985	$167,700	$167,700
8	$186,022	$186,022	$180,804	$180,804
9	$201,243	$201,243	$194,986	$194,986
10	$217,751	$217,751	$210,334	$210,334
11	$235,651	$235,651	$226,945	$226,945
12	$255,064	$255,064	$244,922	$244,922
13	$276,115	$276,115	$264,377	$264,377
14	$298,944	$298,944	$285,433	$285,433
15	$323,700	$323,700	$308,221	$308,221
16	$350,546	$350,546	$332,884	$332,884
17	$379,660	$379,660	$359,574	$359,574
18	$411,231	$411,231	$388,461	$388,461
19	$445,468	$445,468	$419,723	$419,723
20	$482,596	$482,596	$453,557	$453,557
21	$522,858	$522,858	$490,174	$490,174
22	$566,521	$566,521	$529,803	$529,803
23	$613,869	$613,869	$572,691	$572,691
24	$665,216	$665,216	$619,107	$619,107
25	$720,898	$720,898	$669,342	$669,342
Assumptions:

a.	$100,000 Initial Investment

b.	Fund Expenses = 1.00%*

c.	No optional death benefits or living benefits elected

d.	Annuity was issued on or after September 15, 2019

e.	Surrender value assumes surrender 2 days before policy anniversary

The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 10% gross annual return, the C Series has the highest Surrender Value in the first 5 Annuity Years and the B Series has the highest Surrender Value starting in Annuity Year 6.
*	The fund expense is hypothetical, based on long term averages which can vary from time to time.

APPENDIX C – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	State Variations
California
Contingent Deferred Sales Charge is referred to as the Surrender Charge.
In the “General Description of Contracts” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there are no restrictions on ownership changes or assignments. However, your right to assign, transfer or pledge the Annuity for a loan may be limited if the Annuity is used as an Individual Retirement Annuity (“IRA”) or other qualified investment that is given beneficial tax treatment under the Code.
In the “Surrenders and Withdrawals” section of this prospectus, under “Medically-Related Surrenders,” the Medically Related Surrender is not available.
In the “Benefits Available Under the Contract” section of this prospectus, under “The Return of Purchase Payments Death Benefit,” for purposes of electing and maintaining the Return of Purchase Payments Death Benefit, the Owner, if a natural person, must also be the Annuitant. You may not designate Joint Owners if you elect this optional death benefit. Changes to the Owner or Annuitant may result in the termination of the Return of Purchase Payment Death Benefit. Also, the death benefit suspension period applies if there is a change of Annuitant more than 60 days after the Issue Date of your Annuity.
In the “Triggers for Payment of the Death Benefit” section of this prospectus, “Due Proof of Death” is met when the documentation we receive upon death evidences proof of death and the eligible Beneficiary identification.

Connecticut
The Liquidity Factor used in the Market Value Adjustment and DCA formulas equals zero (0).
In the “General Description of Contracts” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” the reserved right to reject ownership changes only applies if the proposed new owner is a structured settlement company or institutional investor.

Florida
In the “Annuity Period” section of this prospectus, there is a one year waiting period for Annuitization.
In the “Charges,” section of this prospectus under “Contingent Deferred Sales Charge (“CDSC” (For B Series Only),” with respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.
In the “General Description of Contracts” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” the right to assign, transfer or pledge the Annuity for a loan may be limited if the Annuity is used as an Individual Retirement Annuity (“IRA”) or other qualified investment that is given beneficial tax treatment under the Code.

Maryland
In the “Purchases and Contract Value” section of this prospectus, there is no restriction on limiting or rejecting certain Purchase Payments.
In the “General Description of Contracts” section of this prospectus under “Transfer and Rebalancing Programs” the 6 or 12 Month DCA Market Value Adjustment Options are not available for contracts issued on or after March 18, 2024.

Massachusetts
The Liquidity Factor used in the Market Value Adjustment and DCA formulas equals zero (0).
In the “Surrenders and Withdrawals” section of this prospectus, under “Medically-Related Surrenders,” Medically-Related Surrenders are not available.

Montana	In the “Annuity Period” section of this prospectus, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any annuity option.
New Jersey
In the “General Description of Contracts” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” the reserved right to reject ownership changes and assignments only applies if the proposed new Owner is a structured settlement company or institutional investor.

New Mexico	In the “Charges” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in New Mexico.
North Carolina	In the “Charges” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in North Carolina.
Ohio
The Liquidity Factor used in the Market Value Adjustment/DCA formula equals zero (0). For a complete description of our 6 or 12 Month DCA Program, please see the separate Market Value Adjusted Fixed Allocation Investment Option prospectus, which you can receive by calling us at 1-888-778-2888.

Oregon
In the “General Description of Contracts” section of this prospectus under Transfer and Rebalancing Programs,” the 6 or 12 Month DCA Market Value Adjustment Options are not available.
In the “Charges” section of this prospectus under Tax Charge,” no premium taxes apply to annuities issued in Oregon.
In the “General Description of Contracts” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no reserved right to reject any transfer, assignment or pledge, but the right to transfer, assign or pledge the Annuity may be limited depending on the use of the Annuity.

C-1

Jurisdiction	State Variations
Texas
In the “Purchases and Contract Value” section of this prospectus under “Beneficiary Annuity,” the Beneficiary Annuity is not available in Texas.
In the “Annuity Period” section of this prospectus, the minimum annuity payment is $20.
In the “General Description of Contracts” section of this prospectus, under “Change of Owner, Annuitant and Beneficiary Designations,” there is no reserved right to reject any transfer, assignment or pledge, but the right to transfer, assign or pledge the Annuity may be limited depending on the use of the Annuity.
In the “Charges” section of this prospectus under “Tax Charge,” no premium taxes apply to annuities issued in Texas.

Washington	In the “General Description of Contracts” section of this prospectus under “Transfer and Rebalancing Programs,” the 6 and 12 Month DCA Market Value Adjustment Options are not available.
C-2

Mailing

This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, “the Company”, or “us”) and the Pruco Life Flexible Premium Variable Annuity Account (Separate Account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, Pruco Life and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000137228	PPIVAPROS

PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)
PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)
Flexible Premium Deferred Annuity

STATEMENT OF ADDITIONAL INFORMATION:  MAY 1, 2025

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

The variable annuity contracts listed above (“Annuities”) are issued by PRUCO LIFE INSURANCE COMPANY (“Pruco Life” or the “Company”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”) and are funded through the Pruco Life Flexible Premium Variable Annuity Account (the “Account”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS DATED MAY 1, 2025 CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. YOU MAY ACCESS THE PROSPECTUS ON OUR WEBSITE AT THE LINK(S) BELOW.

Prudential Premier Investment Variable Annuity: C000137228	www.prudential.com/regdocs/PLAZ-PPI-STAT

1

GENERAL INFORMATION

Pruco Life Insurance Company

Pruco Life Insurance Company (“Pruco Life”) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.

Pruco Life Flexible Premium Variable Annuity Account

We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (“Separate Account”), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life which is the issuer of the Annuity and the depositor of the Separate Account. Values and benefits based on allocations to the Sub-accounts within the Separate Account will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account.

We reserve the right to perform any or all of the following:

•	offer new Sub-accounts, eliminate Sub-accounts, substitute Sub-accounts or combine Sub-accounts;

•	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

•	combine the Separate Account with other separate accounts;

•	deregister the Separate Account under the Investment Company Act of 1940;

•	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

•	make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

•	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

•	make any changes required by federal or state laws with respect to annuity contracts; and

•	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.

Prudential Annuities Distributors, Inc. (“PAD”), a wholly-owned subsidiary of Prudential, is the distributor and principal underwriter of the Annuity. PAD may offer the Annuity through licensed insurance producers of unaffiliated broker-dealers.

PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

PAD enters into distribution agreements with unaffiliated broker-dealers who are registered under the Exchange Act (“firms”). Applications for annuity products are solicited by registered representatives of those firms.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

With respect to all individual annuities issued by Pruco Life, PAD received commissions as follows: 2024: $744,837,102; 2023: $541,213,133; and 2022: $582,182,155. PAD retained none of those commissions.

Payments made to promote sale of our products.

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we and/or PAD pay certain broker-dealers cash

2

compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (“total assets”) subject to certain criteria in certain products; and/or percentage payments based on the total amount of money received as purchase payments under annuity products sold through the broker-dealer.

We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The prospectus provides further information regarding compensation and provides a list that includes the names of the firms that we are aware (as of December 31, 2024) received cash compensation with respect to annuity business during 2024 (or as to which a payment amount was accrued during 2024). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2024, the least amount paid, and greatest amount paid, were $0.15 and $12,238,445.84, respectively.

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity

3

may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.

The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on U.S. and global economies and financial markets.

FINANCIAL STATEMENTS

The financial statements of Pruco Life Flexible Premium Variable Annuity Account are incorporated into this Statement of Additional Information by reference to the latest financial statements on Form N-VPFS for the Pruco Life Flexible Premium Variable Annuity Account as filed with the SEC on April 3, 2025. The consolidated financial statements of Pruco Life Insurance Company are incorporated by reference to its annual report for the year ending December 31, 2024 on Form 10-K as filed with the SEC on March 26, 2025. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.

4

PART C
OTHER INFORMATION

ITEM 27. EXHIBITS:

(a)

Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)	Not Applicable.
(c)(1)

Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. “PAD” (Underwriter). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)

Specimen Affiliated insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)

List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)

List of Broker Dealers selling that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)(1)

Form of B Series Annuity Contract (P-OB/IND (5/14)) and schedule pages (P-OB-DCD/IND(5/14)) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-192701, filed April 1, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)

Form of C Series Annuity Contract (P-OC/IND(5/14)) and schedule pages (P-OC-DCD/IND(5/14)) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-192701, filed April 1, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)

Form of Return of Adjusted Purchase Payments Death Benefit Rider (P-RID-ROP(5/14)) and Schedule pages (P-SCH-ROP(5/14)) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-192701, filed April 1, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)

Form of Dollar Cost Averaging (“DCA”) Program Rider (P-RID-DCA(5/14)) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-192701, filed April 1, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(5)

Form of Market Value Adjustment (“MVA”) Option Rider (P-RID-MVA(5/14)) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-192701, filed April 1, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(6)

Tax Efficient Annuity Benefit Endorsement (P-END-TX-PPIVA (5/15)) Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-192701, filed on April 8, 2015 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(e)(1)

Application form for Contract (P-PIVA-APP (5/14)) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-192701, filed April 1, 2014 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)

Application Form (P-PIVA-APP(2-22). Incorporated by reference to Post-Effective Amendment No. 15 to Registration No. 333-192701, filed April 4, 2023 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)

Application Form (P-PIVA-IBAPP(2-22). Incorporated by reference to Post-Effective Amendment No. 15 to Registration No. 333-192701, filed April 4, 2023 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(f)(1)

Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(2)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.
(g)	Not Applicable.
(h)(1)

AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)

Shareholder Information Agreement (Sample Rule 22c-2). Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)

Fund Participation Agreement by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-192701, filed August 19, 2015 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)

Fund Participation Agreement effective as of December 31, 2007, by and among Pruco Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc. and JPMorgan Funds Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-192701, filed August 19, 2015 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(5)

Amendment to Fund Participation Agreement by and among Pruco Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc. and JPMorgan Funds Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-192701, filed August 19, 2015 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(6)

Fund/SERV Supplement to the Fund Participation Agreement, effective March 1, 2014 by and among Pruco Life Insurance Company, JPMorgan Insurance Trust, J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-192701, filed August 19, 2015 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(7)

Amendment to the Fund Participation Agreement made as of April 1, 2015 by and between Pruco Life Insurance Company, JPMorgan    Insurance Trust, JPMorgan Investment Management, Inc., and JPMorgan Funds Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-192701, filed August 19, 2015 on behalf of the Pruco Life Flexible Premium Variable    Annuity Account.

(8)

Amendment to the Fund Participation Agreement, made as of August 1, 2015 by and between Pruco Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Management, Inc., and JPMorgan Funds Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-192701, filed August 19, 2015 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(9)

Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184887. filed on April 15, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(10)

Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-192701. filed on April 5, 2018, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(11)

Amendment No. 10 dated April 1, 2020, to Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement No. 333-192701. filed on April 3, 2020, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(12)

Amendment No. 1 to Fund Participation and Service Agreement effective as of June 5, 2020 by and among Pruco Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and American Funds Insurance Series to add Pruco Life Insurance Company of New Jersey as a party to the agreement. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-192701, filed June 15, 2020 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(13)

Second Amendment to Fund Participant Agreement effective as of June 1, 2020 by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-192701, filed June 15, 2020 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(14)

4th Amendment to Participation Agreement effective as of June 1, 2020 by and among Pruco Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Company LLC. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-192701, filed June 15, 2020 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(i)	Not Applicable.
(j)	Not Applicable.

(k)	Opinion of Counsel. Filed Herewith
(l)(1)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith
(l)(2)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, Salene Hitchcock-Gear and Dylan J. Tyson. Filed Herewith
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.

(101)(SCH XBRL)	Taxonomy Extension Schema
(101)(DEF XBRL)	Taxonomy Extension Definition Linkbase
(101)(LAB XBRL)	Taxonomy Extension Label Linkbase
(101)(PRE XBRL)	Taxonomy Extension Presentation Linkbase

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR
Reshma V. Abraham 213 Washington Street Newark, New Jersey 07102	Director and Vice President
Markus Coombs 213 Washington Street Newark, New Jersey 07102	Director, Chief Accounting Officer, Chief Financial Officer, and Vice President
Alan M. Finkelstein 751 Broad Street Newark, New Jersey 07102	Director and Treasurer
Scott E. Gaul One Corporate Drive Shelton, Connecticut 06484	Director and Vice President
Bradley O. Harris 213 Washington Street Newark, New Jersey 07102	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102	Director
Daniel T. McNulty 600 Office Center Drive, Apex Office Park Fort Washington, Pennsylvania 19034	Chief Compliance Officer, Variable Life & Variable Annuities Registered Separate Accounts
Matthew Silver 213 Washington Street Newark, New Jersey 07102	Chief Actuary and Senior Vice President
Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484	President & Chief Executive Officer and Director
Amy M. Woltman 751 Broad Street Newark, New Jersey 07102	Chief Legal Officer, Vice President and Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”)); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”)). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 13, 2025, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “Act”). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 30. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company (“Pruco”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by various insurance companies. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Individual Variable Contract Account, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, and Prudential’s Annuity Plan Account-2. In addition, PAD serves as principal underwriter for variable annuities issued by Fortitude Life Insurance & Annuity Company and its Fortitude Life Insurance & Annuity Company Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Suzanne Amari One Corporate Drive Shelton, Connecticut 06484	Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Tracey Carroll One Corporate Drive Shelton, Connecticut 06484	President and Director
Jessica Conley 2101 Welsh Road Dresher, Pennsylvania 19025	Vice President
Markus Coombs 213 Washington Street Newark, New Jersey 07102	Director
Kelly Florio 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer
Christina A. Hartnett One Corporate Drive Shelton, Connecticut 06484	Chief Operating Officer and Vice President
Donald Mallavia One Corporate Drive Shelton, Connecticut 06484	Director
Shane T. McGrath 280 Trumbull Street Hartford, Connecticut 06103	Chief Compliance Officer and Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Anju Nanda One Corporate Drive Shelton, Connecticut 06484	Chairman, Chief Executive Officer and Director
Frank Papasavas 751 Broad Street Newark, New Jersey 07102	Treasurer
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Jordan Thomsen 213 Washington Street Newark, New Jersey 07102	Chief Legal Officer and Secretary
Amy M. Woltman 751 Broad Street Newark, New Jersey, 07102	Vice President and Assistant Secretary

(c) Commissions received by PAD during 2024 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$744,837,102	$-0-	$-0-	$-0-
*	PAD did not retain any of these commissions.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Provided in the Registrant’s most recent report on Form N-CEN.

ITEM 33. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 34. FEE REPRESENTATION

Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and the State of New Jersey on this 3rd day of April 2025.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT REGISTRANT BY: PRUCO LIFE INSURANCE COMPANY DEPOSITOR
By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer
PRUCO LIFE INSURANCE COMPANY DEPOSITOR
By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Reshma V. Abraham* Reshma V. Abraham	Director and Vice President	April 3, 2025
Markus Coombs* Markus Coombs	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 3, 2025
Alan M. Finkelstein* Alan M. Finkelstein	Director and Treasurer	April 3, 2025
Scott E. Gaul* Scott E. Gaul	Director and Vice President	April 3, 2025
Bradley O. Harris* Bradley O. Harris	Director	April 3, 2025
Salene Hitchcock-Gear* Salene Hitchcock-Gear	Director	April 3, 2025
Dylan J. Tyson* Dylan J. Tyson	Director, President and Chief Executive Officer	April 3, 2025

By:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
*	Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

Exhibit No.	Description
(k)	Opinion of Counsel.
(l)(1)	Written Consent of Independent Registered Public Accounting Firm.
(l)(2)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, Salene Hitchcock-Gear and Dylan J. Tyson.